Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE

Investor Contact: Roger L. Mann

Unizan Financial Corp.

President and Chief Executive Officer

Telephone: 330.438.1118 or 1.866.235.7203

E-mail address: rmann@unizan.com

Media Contact: Sandy K. Upperman

Unizan Financial Corp.

Vice President, Corporate Communications

Telephone: 330.438.4858

E-mail address: supperman@unizan.com

UNIZAN REPORTS FIRST QUARTER 2005 FINANCIAL RESULTS

CANTON, Ohio, April 25, 2005 - Unizan Financial Corp. (NASDAQ:UNIZ), today reported net income of $4.5 million for the quarter ended March 31, 2005, or $0.20 per diluted share, a 38% increase compared with net income of $3.3 million or, $0.15 per diluted share, reported for the quarter ended December 31, 2004 and an 88% increase compared with net income of $2.4 million, or $0.11 per diluted share, for the quarter ended March 31, 2004.

“Our first quarter results reflect solid improvement in our net income during the period,” said Roger L. Mann, Unizan Financial Corp. President and Chief Executive Officer. “I am extremely pleased with the commitment demonstrated by our staff as we enter the 2005 calendar year, “concluded Mann.

Net interest income - Net interest income was $16.8 million for the three months ended March 31, 2005, down 2.7% from the previous quarter and 10.7% from the same quarter last year. These decreases were primarily attributed to lower levels of average earning assets which declined 2.5% during the first quarter of 2005 as compared to the fourth quarter of 2004 and 7.9% as compared to the first quarter of 2004. The net interest margin was 3.02% for the first quarter of 2005 compared to 2.97% for the fourth quarter of 2004 and 3.08% for the first quarter of 2004.

Provision for loan losses - The provision for loan losses was $1.3 million for the three months ended March 31, 2005, compared to $1.4 million for the previous quarter and $1.0 million for the first quarter of 2004. Net charge-offs for the three months ended March 31, 2005 were $1.8 million compared to $1.5 million for the fourth quarter of 2004 and $1.0 million for the first quarter of 2004. The increase in net charge-offs from the fourth quarter of 2004 was mainly attributed to increases in commercial and commercial real estate loan charge-offs while the increase from the year ago quarter was generally in all loan categories. The allowance for loan losses as a percentage of total loans was 1.42%, 1.41% and 1.25% at March 31, 2005, December 31, 2004 and March 31, 2004, respectively.

Other income - Other income, excluding net gains and losses on securities, was $7.0 million for the first quarter of 2005 compared with $6.8 million for the fourth quarter of 2004 and $6.9 million for the first quarter of 2004.

Gains on sales of loans for the 2005 quarter totaled $1.2 million, compared with $1.1 million in the fourth quarter of 2004 and $1.2 million in the first quarter of 2004. Gains from the sale of the guaranteed portion of Small Business Administration (SBA) and other government guaranteed loans were $1.2 million in the first quarter of 2005, compared with $1.0 million in the fourth quarter of 2004 and $797 thousand in the first quarter of 2004. Gains on the sale of residential mortgage loans in the first quarter of 2005 were $30 thousand compared with $113 thousand in the fourth quarter of 2004 and $448 thousand in the first quarter of 2004. Fees associated with the mortgage related business have declined from a year ago as a result of the rise in interest rates and fewer customers benefiting from refinancing.

No securities gains or losses were recorded in the first quarter of 2005 as compared to net losses of $3.3 million in the fourth quarter of 2004 and net gains of $71 thousand in the first quarter of 2004. The fourth quarter 2004 results included a $3.4 million pre-tax other-than-temporary impairment charge associated with adjustable rate perpetual preferred stock issued by Fannie Mae (FNMA) and Freddie Mac (FHLMC).

Other expense - Other expense was $16.1 million for the three months ended March 31, 2005, up $1.1 million, or 7.3%, from the previous quarter and down $5.3 million, or 24.6%, from the same quarter last year. The increase from the prior quarter was primarily attributed to a $1.5 million increase in salaries and benefits expense. Such expenses in the fourth quarter of 2004 benefited from various accrual reductions related to benefits, incentive compensation and year end bonuses that resulted from declines in staffing levels throughout the year as well as the Company not meeting various performance targets. The decrease from the year ago quarter primarily related to a $4.8 million decrease in salaries and benefits which was mainly attributed to the prior year period including a $3.6 million pre-tax expense recognized in relation to the exercise of certain stock options. Also, salaries and benefits expense in general have declined as a result of lower staffing levels. Total full time equivalent employees have decreased from 728 at March 31, 2004 to 627 at December 31, 2004 and 619 at March 31, 2005. Other expense also included accounting and other professional fees totaling $1.1 million, $1.4 million and $1.5 million for the quarters ended March 31, 2005, December 31, 2004 and March 31, 2004, respectively. Such fees for the March 2005 and the December 2004 quarters were primarily attributed to activities associated with implementing the provisions of Section 404 of the Sarbanes-Oxley Act of 2002 as well as filling staffing vacancies, whereas the March 2004 quarter included $1.2 million of merger-related professional fees as compared to minimal amounts in the March 2005 and December 2004 quarters.

Provision for income taxes - The effective tax rate for the three months ended March 31, 2005 was 28.4% compared to 22.9% in the previous quarter and 28.9% in the same quarter last year. Lower pre-tax earnings levels in the fourth quarter of 2004 and first quarter of 2004 as compared to the first quarter of 2005 had the effect of reducing the effective tax rate, while the non tax deductible nature of a portion of the merger-related expenses in the first quarter of 2004 had the effect of increasing the effective tax rate in that period.

Balance sheet - Total assets at March 31, 2005 were $2.52 billion compared to $2.57 billion at the end of 2004 and $2.76 billion a year ago. Assets declined 2.1% from year end 2004 and 8.8% from March 31, 2004. Compared to a year ago, securities declined by 12.6% while loans decreased by 7.6%. These declines continue to be primarily attributed to the closing of the aircraft lending centers, less emphasis being placed on indirect consumer lending, competitive factors involving rate and structure, fewer lending officers originating new loans due to turnover of customer relationship managers in areas where there is significant market overlap with Huntington Bancshares Incorporated (“Huntington” – see Pending Merger below) and the sale of the trust preferred securities portfolio, which totaled $41.8 million, in the second quarter of 2004. Total deposits decreased by $15.4 million, or 0.8%, from the end of 2004 and by $120.8 million, or 6.2%, from a year ago while total borrowings have declined by $40.6 million from year end 2004 and by $129.3 million from a year ago.

Asset quality – At March 31, 2005, non-performing loans were $30.1 million, or 1.66% of total loans, compared to $30.2 million, or 1.61% of total loans, at December 31, 2004 and $28.6 million, or 1.45% of total loans, at March 31, 2004. Delinquent loans to total loans declined to 1.38% at March 31, 2005 compared to 1.60% at December 31, 2004 and 1.67% at March 31, 2004.

Non-performing loans, excluding the portion of the loans guaranteed by the government, were $23.4 million at March 31, 2005 compared to $22.9 million at December 31, 2004 and $21.7 million at March 31, 2004. The $554 thousand or 2.4% increase in non-performing loans since December 31, 2004 is primarily attributed to a $556 thousand increase in non-performing residential real estate loans and a $192 thousand increase in non-performing home equity loans. The $1.7 million increase in non-performing loans from March 31, 2004 was mainly due to a $947 thousand increase in non-performing aircraft loans and a $764 thousand increase in non-performing commercial real estate loans.

Pending Merger

As previously announced, the Company has extended its agreement to merge with Huntington to January 27, 2006. As reported, Huntington continues to have ongoing discussions with the staff of the Securities and Exchange Commission (“SEC”) regarding resolution of its previously announced formal investigation into certain financial accounting matters relating to fiscal years 2002 and earlier and certain related disclosure matters. Also, Huntington has entered into formal supervisory agreements with its banking regulators, the Federal Reserve Board and Office of the Comptroller of the Currency, providing for a comprehensive action plan designed to address its financial reporting and accounting policies, procedures and controls, and its corporate governance practices. Huntington remains in active dialogue with banking regulators concerning these and related matters and is working diligently to resolve them in a full and comprehensive manner. Pending the successful resolution of these matters, Huntington has indicated its intention to resubmit its applications for regulatory approval of the merger with Unizan Financial Corp.

About Unizan

Unizan Financial Corp., a $2.5 billion holding company, is a financial services organization headquartered in Canton, Ohio. The company operates 42 full-service retail financial centers in five metropolitan markets in Ohio – Canton, Columbus, Dayton, Newark and Zanesville. Through Unizan Financial Corp.’s subsidiaries, Unizan Bank, National Association; Unizan Financial Services Group, National Association; Unizan Banc Financial Services, Inc.; and Unizan Financial Advisors, Inc., the company offers its client base corporate and retail banking, internet banking and wealth management products and services. Additionally, the company operates government guaranteed loan programs through its business lending centers in Cincinnati, Cleveland, Columbus and Dayton, Ohio; Detroit, Michigan; Mt. Arlington, New Jersey and Indianapolis, Indiana. For more information on Unizan Financial Corp. and its subsidiaries, visit the company on the Web at www.unizan.com.

Unizan Financial Corp.

CONSOLIDATED BALANCE SHEETS

(In thousands except share and per share data)

	3/31/05	12/31/04	09/30/04	06/30/04	03/31/04
ASSETS
Federal funds sold and interest bearing deposits with banks	$13,149	$7,139	$8,408	$5,446	$5,080
Securities, net	419,750	422,566	404,104	408,021	487,316
Federal Home Loan Bank stock, at cost	36,572	36,170	35,788	35,410	35,061
Loans originated and held for sale	2,066	1,256	2,353	2,118	4,744
Loans:
Commercial, financial and agricultural	236,062	268,339	266,262	269,219	258,677
Aircraft	93,527	106,845	117,497	126,824	134,889
Commercial real estate	610,945	607,470	610,061	646,900	662,289
Residential real estate	437,819	439,866	441,338	446,738	449,057
Consumer	442,783	450,617	465,591	469,236	464,323

Total Loans less unearned income	1,821,136	1,873,137	1,900,749	1,958,917	1,969,235
Less allowance for loan losses	25,868	26,356	26,387	24,922	24,611

Net loans	1,795,268	1,846,781	1,874,362	1,933,995	1,944,624

Total earning assets	2,292,673	2,340,268	2,351,402	2,409,912	2,501,436

Cash and cash equivalents	45,347	52,057	61,072	81,111	71,924
Premises and equipment, net	22,111	22,226	22,787	23,891	24,641
Goodwill	91,971	91,971	91,971	91,971	91,971
Other intangible assets	14,823	15,473	16,157	17,025	17,836
Accrued interest receivable and other assets	76,884	77,195	76,500	77,546	77,987

Total Assets	$2,517,941	$2,572,834	$2,593,502	$2,676,534	$2,761,184

LIABILITIES
Deposits:
Non-interest bearing deposits	$209,872	$231,004	$213,621	$221,027	$214,844
Demand - interest bearing	202,651	219,249	229,938	242,709	257,012
Savings	528,266	526,972	517,295	494,598	531,437
Certificates and other time deposits	884,518	863,501	856,914	908,903	942,850

Total deposits	1,825,307	1,840,726	1,817,768	1,867,237	1,946,143

Total borrowings	353,791	394,373	439,400	483,485	483,093
Accrued taxes, expenses and other liabilities	25,973	25,810	26,148	23,786	25,262

Total Liabilities	2,205,071	2,260,909	2,283,316	2,374,508	2,454,498

SHAREHOLDERS’ EQUITY
Common stock ($1.00 stated value, 100,000,000 shares authorized; 22,123,069 shares issued)	22,123	22,123	22,123	22,123	22,123
Paid-in capital	220,669	220,741	221,141	223,200	224,722
Retained earnings	76,405	74,854	74,560	74,654	74,461
Stock held by deferred compensation plan, 127,063; 128,400; 122,209; 119,274 and 118,616 shares at cost, respectively	(2,243)	(2,279)	(2,112)	(2,039)	(2,016)
Treasury stock, 24,587; 43,956; 64,059; 327,256 and 368,389 shares at cost, respectively	(646)	(1,137)	(1,647)	(9,282)	(10,308)
Accumulated other comprehensive loss	(3,438)	(2,377)	(3,879)	(6,630)	(2,296)

Total Shareholders’ Equity	312,870	311,925	310,186	302,026	306,686

Total Liabilities and Shareholders’ Equity	$2,517,941	$2,572,834	$2,593,502	$2,676,534	$2,761,184

Unizan Financial Corp.

COMPARATIVE STATEMENTS OF INCOME

(In thousands except share and per share data)

	Three months ended
	3/31/05	12/31/04	09/30/04	06/30/04	03/31/04
Interest income:
Interest on federal funds sold and interest bearing deposits with banks	$71	$25	$21	$13	$8
Interest and dividends on securities	3,868	3,742	3,040	4,269	4,597
Interest and fees on loans and loans held for sale	26,889	27,452	26,693	27,573	27,674

Total interest income	30,828	31,219	29,754	31,855	32,279

Interest expense:
Interest on deposits	9,920	9,392	9,058	8,816	9,150
Interest on borrowings	4,135	4,596	4,576	4,366	4,337

Total interest expense	14,055	13,988	13,634	13,182	13,487

Net interest income	16,773	17,231	16,120	18,673	18,792
Provision for loan losses	1,295	1,425	3,750	2,950	1,000

Net interest income after provision for loan losses	15,478	15,806	12,370	15,723	17,792

Other income:
Trust, financial planning, brokerage and insurance sales	2,247	2,065	1,793	2,050	1,953
Customer service fees	1,579	1,784	1,854	1,848	1,844
Gains on sale of loans	1,187	1,117	1,008	686	1,245
Security gains/(losses), net	—	(3,348)	(60)	181	71
Other operating income	1,991	1,870	2,626	2,419	1,901

Total other income	7,004	3,488	7,221	7,184	7,014

Other expense:
Salaries, wages, pension and benefits	7,988	6,489	8,211	10,494	12,774
Occupancy expense	908	802	875	795	867
Furniture and equipment expense	503	533	520	572	534
Taxes other than income taxes	679	510	557	610	630
Intangible amortization expense	650	684	868	811	825
Other operating expense	5,419	6,030	4,652	5,252	5,784

Total other expense	16,147	15,048	15,683	18,534	21,414

Income before income taxes	6,335	4,246	3,908	4,373	3,392
Provision for income taxes	1,802	972	1,029	1,242	980

Net Income	$4,533	$3,274	$2,879	$3,131	$2,412

Earnings per share:
Basic	$0.21	$0.15	$0.13	$0.14	$0.11
Diluted	$0.20	$0.15	$0.13	$0.14	$0.11

Dividends per share	$0.135	$0.135	$0.135	$0.135	$0.135

Weighted average number of shares:
Basic	22,088,798	22,066,952	21,910,942	21,771,251	21,733,289
Diluted	22,200,120	22,211,146	22,052,059	21,989,444	21,972,349

NOTE:	Per share data is based on the weighted average number of shares outstanding adjusted for stock dividends or splits calculated under the treasury method.

Unizan Financial Corp.

COMPARATIVE STATEMENTS OF INCOME

(In thousands except share and per share data)

	For the three months ending
	3/31/2005	3/31/2004
Interest income:
Interest on federal funds sold and interest bearing deposits with banks	$71	$8
Interest and dividends on securities	3,868	4,597
Interest and fees on loans and loans held for sale	26,889	27,674

Total interest income	30,828	32,279

Interest expense:
Interest on deposits	9,920	9,150
Interest on borrowings	4,135	4,337

Total interest expense	14,055	13,487

Net interest income	16,773	18,792
Provision for loan losses	1,295	1,000

Net interest income after provision for loan losses	15,478	17,792

Other income:
Trust, financial planning, brokerage and insurance sales	2,247	1,953
Customer service fees	1,579	1,844
Gains on sale of loans	1,187	1,245
Security gains, net	—	71
Other operating income	1,991	1,901

Total other income	7,004	7,014

Other expense:
Salaries, wages, pension and benefits	7,988	12,774
Occupancy expense	908	867
Furniture and equipment expense	503	534
Taxes other than income taxes	679	630
Intangible amortization expense	650	825
Other operating expense	5,419	5,784

Total other expense	16,147	21,414

Income before income taxes	6,335	3,392
Provision for income taxes	1,802	980

Net Income	$4,533	$2,412

Earnings per share:
Basic	$0.21	$0.11
Diluted	$0.20	$0.11

Dividends per share	$0.135	$0.135

Weighted average number of shares:
Basic	22,088,798	21,733,289
Diluted	22,200,120	21,972,349

NOTE:	Per share data is based on the weighted average number of shares outstanding adjusted for stock dividends or splits calculated under the treasury method.

Unizan Financial Corp.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars in thousands, except per share data)

	2005 1st Qtr	2004 4th Qtr	2004 3rd Qtr	2004 2nd Qtr	2004 1st Qtr
EARNINGS
Net Interest Income FTE (1)	$17,056	17,510	16,400	18,959	19,061
Provision for loan losses	1,295	1,425	3,750	2,950	1,000
Other income	7,004	6,836	7,281	7,003	6,943
Security gains/(losses), net	—	(3,348)	(60)	181	71
Other expenses	16,147	15,048	15,683	18,534	21,414
FTE adjustment (1)	283	279	280	286	269
Net income	$4,533	3,274	2,879	3,131	2,412
Net income per share - diluted	$0.20	0.15	0.13	0.14	0.11

PERFORMANCE RATIOS
Return on average assets (ROA)	0.73%	0.50%	0.44%	0.46%	0.36%
Return on average common equity (ROE)	5.84%	4.16%	3.71%	4.12%	3.17%
Tangible return on average tangible assets	0.83%	0.60%	0.55%	0.57%	0.45%
Tangible return on avg. tangible common equity	9.67%	7.20%	6.85%	7.49%	6.05%
Net interest margin FTE (1)	3.02%	2.97%	2.75%	3.09%	3.08%
Efficiency ratio (2)	64.41%	58.86%	62.03%	59.60%	60.52%

MARKET DATA
Book value/common share	$14.16	14.17	14.06	13.86	14.10
Tangible book value/common share	9.33	9.29	9.16	8.86	9.05
Period-end common share mkt value	26.00	26.35	27.61	26.10	24.91
Market as a % of book	183.6%	186.0%	196.4%	188.3%	176.7%
Cash dividends/common share	$0.135	0.135	0.135	0.135	0.135
Common stock dividend payout ratio	65.8%	91.0%	103.3%	93.8%	121.7%
Average basic common shares	22,088,798	22,066,952	21,910,942	21,771,251	21,733,289
Average diluted common shares	22,200,120	22,211,146	22,052,059	21,989,444	21,972,349
Period end common shares	22,098,482	22,017,113	22,059,010	21,795,813	21,754,680
Common stock market capitalization	$574,561	580,151	609,049	568,871	541,909

ASSET QUALITY
Gross charge-offs	$2,558	2,139	2,952	3,372	1,683
Net charge-offs	1,782	1,456	2,285	2,639	1,000
Delinquency Ratio	1.38%	1.60%	1.60%	1.45%	1.67%
Allowance for loan losses	$25,868	26,356	26,387	24,922	24,611
Non-accrual loans	29,423	28,294	26,628	22,173	23,152
Past due 90 days or more & accruing	726	1,856	2,546	5,612	5,488
Other assets owned	1,604	2,612	2,254	3,850	1,793
Nonperforming assets (NPAs)	31,753	32,762	31,428	31,635	30,433
Restructured loans	5,339	2,430	2,461	2,496	2,530
Net charge-off ratio	0.39%	0.31%	0.47%	0.54%	0.20%
Allowance/loans	1.42%	1.41%	1.39%	1.27%	1.25%
NPL to loans	1.65%	1.61%	1.53%	1.42%	1.45%
NPA to loans + other assets	1.74%	1.75%	1.65%	1.61%	1.54%
Allowance to NPLs	85.80%	87.42%	90.45%	89.70%	85.93%

AVERAGE BALANCES
Assets	$2,518,865	2,579,517	2,615,839	2,713,206	2,728,886
Deposits	1,817,157	1,820,310	1,845,818	1,895,935	1,954,707
Loans	1,830,693	1,883,193	1,935,094	1,964,587	1,971,090
Earning assets	2,291,068	2,349,292	2,376,178	2,469,808	2,486,312
Shareholders’ equity	314,984	313,231	308,618	305,902	306,128

ENDING BALANCES
Assets	$2,517,941	2,572,834	2,593,502	2,676,534	2,761,184
Deposits	1,825,307	1,840,726	1,817,768	1,867,237	1,946,143
Loans	1,823,202	1,873,137	1,900,749	1,958,917	1,969,235
Goodwill and other intangible assets	106,794	107,444	108,128	108,996	109,807
Earning assets	2,292,673	2,340,268	2,351,402	2,409,912	2,501,436
Total shareholders’ equity	312,870	311,925	310,186	302,026	306,686

(1)	-	FTE defined as fully tax-equivalent
(2)	-	Excludes amortization of intangibles and impairment of goodwill expenses. Fourth quarter 2004 excludes $246 pre-tax merger related professional fees and severance accrual. Third quarter 2004 excludes $488 pre-tax gain on sale of Wooster Financial Center and $476 pre-tax merger related professional fees and severance accrual. Second quarter 2004 excludes $1,427 pre-tax stock option expense and $823 pre-tax merger related professional fees and severance accrual. First quarter 2004 excludes $3,638 pre-tax stock option expense and $1,203 pre-tax merger related professional fees.

Certain previously reported amounts may have been reclassified to conform to current reporting presentation.

Unizan Financial Corp.

Average Balance Sheet and Related Yields

	Three Months Ended March 31,
	2005			2004
(dollars in thousands)	Average Balance	Income/ Expense	Rate (1)	Average Balance	Income/ Expense	Rate (1)
Interest-earning assets

Interest bearing deposits and federal funds sold	$14,071	$71	2.05%	$4,395	$8	0.73%
Securities	446,304	4,138	3.76	510,827	4,853	3.82
Total loans (2)	1,830,693	26,902	5.96	1,971,090	27,687	5.65

Total interest-earning assets (3)	2,291,068	31,111	5.51	2,486,312	32,548	5.27

Nonearning assets:

Cash and due from banks	48,892			57,353
Other nonearning assets	205,060			209,843
Allowance for loan losses	(26,155)			(24,622)

Total assets	$2,518,865			$2,728,886

Interest bearing liabilities:

Demand deposits	$208,896	$336	0.65%	$258,295	$369	0.57%
Savings deposits	520,053	2,505	1.95	531,844	1,296	0.98
Time deposits	870,996	7,079	3.30	955,864	7,485	3.15

Total deposits	1,599,945	9,920	2.51	1,746,003	9,150	2.11
Subordinated note	20,619	489	9.62	20,619	505	9.85
Other borrowings	340,748	3,646	4.34	422,995	3,832	3.64

Total borrowings	361,367	4,135	4.64	443,614	4,337	3.93

Total interest bearing liabilities	1,961,312	14,055	2.91	2,189,617	13,487	2.48

Noninterest bearing liabilities:
Demand deposits	217,212			208,704
Other liabilities	25,357			24,437
Shareholders’ equity	314,984			306,128

Total liabilities and equity	$2,518,865			$2,728,886

Net interest income and interest rate spread (3)		$17,056	2.60%		$19,061	2.79%

Net interest margin (4)			3.02%			3.08%

(1)	Calculated on an annualized basis.
(2)	Loan fees are included in interest income on loans.
(3)	Interest income is computed on a fully tax equivalent (FTE) basis, using a tax rate of 35%.
(4)	The net interest margin represents net interest income as a percentage of average interest-earning assets.

Unizan Financial Corp.

NONPERFORMING AND UNDERPERFORMING ASSETS

(dollars in thousands)

	3/31/05	12/31/04	09/30/04	06/30/04	03/31/04
Non-performing loans:
Commercial	$1,588	$1,689	$1,683	$3,180	$1,294
Commercial real estate	6,477	6,453	5,620	5,433	5,713
Government guaranteed	8,690	9,266	9,438	7,926	9,334
Aircraft	2,950	2,826	2,450	291	2,003
Residential real estate	8,931	8,375	8,577	9,563	8,713
Direct installment loans	28	111	63	45	161
Indirect installment loans	67	204	160	155	212
Home equity	1,418	1,226	1,183	1,192	1,210

Total non-performing loans	30,149	30,150	29,174	27,785	28,640
Less: Government guaranteed amount	6,739	7,294	7,023	6,080	6,965

Total non-performing loans excluding government guaranteed amount	$23,410	$22,856	$22,151	$21,705	$21,675

Total non-performing loans	$30,149	$30,150	$29,174	$27,785	$28,640
Other assets owned	1,604	2,612	2,254	3,850	1,793

Total non-performing assets	31,753	32,762	31,428	31,635	30,433
Less: Government guaranteed amount	7,085	7,976	7,759	6,816	7,541

Total non-performing assets excluding government guaranteed amount	$24,668	$24,786	$23,669	$24,819	$22,892

Restructured loans	$5,339	$2,430	$2,461	$2,496	$2,530

Ratio of:
Non-performing loans to total loans	1.66%	1.61%	1.53%	1.42%	1.45%
Non-performing assets to total assets	1.26%	1.27%	1.21%	1.18%	1.10%
Non-performing assets to total loans + other assets	1.74%	1.75%	1.65%	1.61%	1.54%
Allowance to total loans	1.42%	1.41%	1.39%	1.27%	1.25%
Allowance to non-performing loans	85.80%	87.42%	90.45%	89.70%	85.93%

Ratio of (excluding government guaranteed amount):
Non-performing loans to total loans	1.29%	1.22%	1.17%	1.11%	1.10%
Non-performing assets to total assets	0.98%	0.96%	0.91%	0.93%	0.83%
Non-performing assets to total loans + other assets	1.35%	1.32%	1.24%	1.26%	1.16%
Allowance to non-performing loans	110.50%	115.31%	119.12%	114.82%	113.55%

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES

	3/31/05	12/31/04	09/30/04	06/30/04	03/31/04
Average loans and leases:
Commercial	$159,226	$187,149	$195,561	$198,914	$188,992
Commercial real estate	607,789	607,848	636,693	653,138	664,241
Government guaranteed	75,817	72,949	64,643	61,280	61,676
Aircraft	100,834	111,681	121,690	132,578	133,725
Residential real estate	439,089	441,000	444,772	448,009	453,362
Indirect installment loans	93,285	101,154	108,903	116,422	123,426
Home equity	322,376	326,656	326,582	317,320	307,116
Other consumer	32,277	34,756	36,250	36,926	38,552

Total average loans and leases	$1,830,693	$1,883,193	$1,935,094	$1,964,587	$1,971,090

Net charge-offs (recoveries):
Commercial	$284	$65	$175	$425	$(17)
Commercial real estate	419	87	772	712	261
Government guaranteed	84	26	353	141	255
Aircraft	17	64	(47)	548	—
Residential real estate	153	261	236	(21)	(50)
Indirect installment loans	542	436	416	384	371
Home equity	135	217	164	196	11
Other consumer	148	300	216	254	169

Total	$1,782	$1,456	$2,285	$2,639	$1,000

Net charge-offs (recoveries) to average loans and leases (annualized):
Commercial	0.71%	0.14%	0.36%	0.85%	-0.04%
Commercial real estate	0.28%	0.06%	0.49%	0.44%	0.16%
Government guaranteed	0.44%	0.14%	2.18%	0.92%	1.65%
Aircraft	0.07%	0.23%	-0.15%	1.65%	0.00%
Residential real estate	0.14%	0.24%	0.21%	-0.02%	-0.04%
Indirect installment loans	2.32%	1.72%	1.53%	1.32%	1.20%
Home equity	0.17%	0.27%	0.20%	0.25%	0.01%
Other consumer	1.83%	3.45%	2.38%	2.75%	1.75%
Total	0.39%	0.31%	0.47%	0.54%	0.20%